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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8, relating to the registration of 1,000,000 shares of common stock, $.01 par value, of our report dated March 21, 1997, on our audits of the consolidated financial statements of USA Waste Services, Inc. and subsidiaries.


                                      Coopers & Lybrand L.L.P.


Houston, Texas
September 2, 1997